SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 3, 2005

Date of Earliest Event Reported:  June 16, 2005

NATIONAL MERCANTILE BANCORP
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

0-15982	95-3819685
(Commission File Number)	(I.R.S. Employer Identification No.)

1880 Century Park East, Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

(310) 277-2265
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant’s Certifying Accountant

                National Mercantile Bancorp (the “Company”) dismissed Ernst & Young LLP (“E&Y”) as the Company’s independent public accountants to audit its financial statements effective June 16, 2005. E&Y’s reports on the Company’s consolidated financial statements for the years ended December 31, 2003 and December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  The Company has engaged Moss Adams LLP (“MA”) effective June 16, 2005 as its new principal accountant to audit its financial statements.  This change was approved by the audit committee of the Company’s board of directors.  The decision to change independent auditors is based upon economic considerations and is not a reflection of E&Y’s commitment or on the quality of the services provided to the Company.

                During the years ended December 31, 2004 and 2003 and for the period ended June 16, 2005, there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements; and there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

                The Company provided E&Y with a copy of the foregoing disclosures and has requested a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements made by the Company.  E&Y’s letter is Exhibit 16.1.

                During the years ended December 31, 2003 and December 31, 2004 and through June 15, 2005, the Company did not consult MA with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has requested that MA review the foregoing disclosures and has provided MA with the opportunity to furnish a letter addressed to the SEC containing any new information or clarification, or the respects in which it does not agree with the Company’s statements.  No such letter has been received by MA.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.	Description
16.1	Ernst & Young letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL MERCANTILE BANCORP

Dated:	August 3, 2005	By:	/s/ David R. Brown

David R Brown
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Ernst & Young letter on change in certifying accountant